                                                                    Exhibit 10.4


                                PLEDGE AGREEMENT


            This PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into as of May 15, 1998 by TRI-STATE OUTDOOR MEDIA GROUP, INC., a Kansas corporation (the "Pledgor"), having its principal office at 3416 Highway 41 South, Tifton, Georgia 31794, IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, having an office at One State Street, New York, New York, 10004, as trustee (the "Trustee") for the holders from time to time (the "Holders") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below and IBJ SCHRODER BANK & TRUST COMPANY, as securities intermediary (the "Tri-State Securities Intermediary").

                               W I T N E S S E T H

            WHEREAS, the Pledgor and the Trustee have entered into that certain indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing on the date hereof $100,000,000 in aggregate principal amount of 11% Senior Notes due 2008 (and along with such notes that may from time to time be issued in substitution therefor, the "Notes"); and

            WHEREAS, the Pledgor has agreed, pursuant to the Indenture, to (i) purchase or cause the purchase of the Pledged Securities (as defined herein) in an amount that will be sufficient upon receipt of scheduled interest and principal payments in respect thereof to provide for the payment of the first two scheduled interest payments due on the Notes and (ii) place such Pledged Securities (or cause them to be placed) in an account maintained by the Trustee with the Tri-State Securities Intermediary for the benefit of Holders of the Notes; and

            WHEREAS, to secure the obligations of the Pledgor under the Indenture and the Notes to pay in full each of the first two scheduled interest payments on the Notes and to secure repayment of the principal, premium (if any) and interest on the Notes in the event that the Notes become due and payable prior to such time as the first two scheduled interest payments thereon shall have been paid in full (collectively, the "Obligations"), the Pledgor has agreed
(i) to purchase United States Treasury securities in an amount sufficient, in the written opinion of a nationally recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, upon receipt of scheduled interest and principal payments of such securities, to provide for payment in full of each of the first two scheduled interest payments due on the Notes (ii) to pledge to the Trustee for its benefit and the ratable benefit of the Holders of the Notes, a security interest in the Pledged Securities (as defined herein) and related collateral and (iii) to execute and deliver this Pledge Agreement in order to secure the payment and performance by the Pledgor of all the Obligations; and

            WHEREAS, the Trustee has opened an account (the "Escrow Account") with the Tri-State Securities Intermediary, at its office at One State Street, New York, New York 10004, Account No._______, in the name of IBJ Schroder Bank & Trust Company, as Trustee, for its benefit and the benefit of the Holders of the Notes (along with such notes that may from time to time be issued in substitution therefor), with respect to which the Trustee is the sole entitlement holder and which is under the sole dominion and control of the Trustee but subject to the terms of this Pledge Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture. Unless otherwise defined herein or in the Indenture, terms used in Articles 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") and as used in 31 CFR 357.2 are used herein as therein defined.

            NOW, THEREFORE, in consideration of the mutual promises herein contained and in order to induce the Holders of the Notes to purchase the Notes, the Pledgor hereby agrees with the Trustee, for the benefit of the Trustee and for the ratable benefit of the Holders of the Notes, as follows:

            SECTION 1. Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance when due of the Obligations (whether at the stated maturity or otherwise), the Pledgor hereby pledges to the Trustee for its benefit and for the ratable benefit of the Holders of the Notes, and grants to the Trustee for its benefit and for the ratable benefit of the Holders of the Notes, a continuing first priority security interest in and to all of the Pledgor's right, title and interest in, to and under the following (wherever located), whether investment property, financial assets, general intangibles, other rights, interests, claims and remedies or proceeds or otherwise (collectively, the "Pledged Collateral"): (a) the United States Treasury securities identified by CUSIP Number in Exhibit A to this Pledge Agreement (the "Pledged Securities"), (b) any and all applicable Security Entitlements to the Pledged Securities, (c) the Escrow Account and all funds, certificates, instruments, assets and investment property, if any, from time to time carried therein or credited thereto or representing or evidencing the Escrow Account (d) any and all related accounts in which Security Entitlements to the Pledged Securities are carried and (e) all proceeds of any and all of the Pledged Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (d) of this Section 1).

            SECTION 2. Security for Obligation. This Pledge Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations.

            SECTION 3. Delivery of Pledged Securities; Escrow Account; Interest.
(a) The Pledged Securities shall be pledged and transferred to the Trustee and the Trustee shall become the holder of a Security Entitlement to the Pledged Securities through action by the

Tri-State Securities Intermediary, as confirmed (in writing or electronically or otherwise in accordance with standard industry practice) to the Trustee by the Tri-State Securities Intermediary (i) indicating by book-entry that the Pledged Securities and all Security Entitlements thereto have been credited to the Escrow Account in the name of the Trustee, or (ii) acquiring the Pledged Securities or a Security Entitlement thereto for the Trustee and accepting the same for credit to the Escrow Account.

            (b) Prior to or concurrently with the execution and delivery hereof and prior to the transfer to the Trustee of the Pledged Securities (or acquisition by the Trustee of any Security Entitlement thereto) as provided in subsection (a) of this Section 3, the Trustee shall establish with the Tri-State Securities Intermediary the Escrow Account on the books of the Tri-State Securities Intermediary as a Securities Account segregated from all other custodial or collateral accounts, such Escrow Account to be maintained at the offices of the Tri-State Securities Intermediary at One State Street, New York, New York, 10004 and the Tri-State Securities Intermediary shall maintain a Securities Account at the Federal Reserve Bank of New York ("FRBNY"). Upon transfer of the Pledged Securities to the Tri-State Securities Intermediary (or the Tri-State Securities Intermediary's acquisition of the Security Entitlements thereto), as confirmed to the Tri-State Securities Intermediary by FRBNY or another securities intermediary, the Tri-State Securities Intermediary shall make appropriate book entries indicating that the Pledged Securities and/or such Security Entitlements have been credited to the Escrow Account in the name of the Trustee.

            (c) The Trustee shall, in accordance with all applicable laws, have sole dominion and control (including "control" as defined in UCC Section 9-115(1)(e)) over the Escrow Account and any investment property held therein or credited thereto, and it shall be a term and condition of the Escrow Account and the Pledgor irrevocably instructs the Trustee, notwithstanding any other term or condition to the contrary herein or in any other agreement, that no Pledged Collateral shall be released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person except as expressly provided in this Pledge Agreement.

            (d) The Trustee shall, in accordance with and subject to all applicable laws, be the sole entitlement holder of, and have the sole power to originate "Entitlement Orders" (as defined in UCC Section 8-102(a)(8)) with respect to the Escrow Account and all Pledged Securities, Securities Entitlements and other investment property held therein, and the Trustee shall have the right to issue such Entitlement Orders with respect to the Escrow Account and all assets and properties from time to time carried in the Escrow Account, including such securities, Security Entitlements and other "Financial Assets" (as defined in UCC Section 8- 102(a)(9)) without further consent of the Pledgor or any other Person (except, to the extent required under the Indenture, of the Holders), and no Pledged Collateral shall be released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person except as expressly provided in this Pledge Agreement.

            (e) All Pledged Collateral shall be retained in the Escrow Account pending disbursement pursuant to the terms hereof.

            (f) Concurrently with the execution and delivery of this Pledge Agreement the Trustee and the Tri-State Securities Intermediary are delivering to the Pledgor and to Prudential Securities Incorporated and First Chicago Capital Markets, Inc., as the initial purchasers of the Notes, a duly executed certificate, in the form of Exhibit A hereto, of an officer of the Trustee, confirming the Trustee's establishment and maintenance of the Escrow Account and its receipt and holding of the Pledged Securities or a Security Entitlement thereto and the crediting of the Pledged Securities or such Security Entitlement to the Escrow Account, all in accordance with this Pledge Agreement.

            (g) Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor shall deliver to the Trustee financing statements, to be filed under the UCC of the States of New York, Georgia and Kansas covering the Pledged Collateral described in this Pledge Agreement.

            (h) Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor shall deliver to the Trustee an opinion of a nationally recognized firm of independent public accountants, selected by the Pledgor, substantially in the form of Exhibit B hereto.

            SECTION 4. Disbursements. (a) At least three Business Days prior to the due date of any of the first two scheduled interest payments on the Notes, the Pledgor may, pursuant to written instructions given by the Pledgor to the Trustee (a "Company Order"), direct the Trustee to release from the Escrow Account and pay to the Holders of the Notes on behalf of the Issuer proceeds sufficient to provide for payment in full of such interest then due on the Notes. Upon receipt of a Company Order, the Trustee will provide for the payment of the interest on the Notes in accordance with the Company Order and the payment provisions of the Indenture to the Holders of the Notes from (and to the extent of) proceeds of the Pledged Securities in the Escrow Account. Nothing in this Section 4 shall affect the Trustee's rights to apply the Pledged Collateral to the payments of amounts due on the Notes upon acceleration thereof.

            (b) (i) The Pledgor may, at is option, make any of the first two scheduled interest payments on the Notes or a portion of any such interest payments from a source of funds other than the Escrow Account ("Other Funds"). Any Other Funds to be used to make any interest payment shall be delivered to the Trustee, in immediately available funds, prior to 10:00 a.m. (New York City time) on such interest payment date. In such case, at least three Business Days prior to the due date of each of the first two scheduled interest payments on the Notes, the Pledgor shall give the Trustee notice (by Company Order) as to whether such interest payment will be made pursuant to
Section 4(b) and the respective amounts of interest that will be paid from the Escrow Account and from Other Funds. If the Pledgor intends to pay a portion of any of the first two scheduled interest payments, the Pledgor (by Company Order) shall direct the Trustee to release from the Escrow Account and pay to the Holders of the Notes proceeds, which together with the Other Funds, will be sufficient to provide for payment in full of such interest then due on the Notes. Upon receipt of such Company Order, the Trustee will release funds in an amount which, together with the Other Funds, will be sufficient to provide for the payment in full of the interest on the Notes in accordance with such Company Order and the payment provisions of the Indenture to the Holders of the Notes from (and to the extent of) proceeds of the Pledged Securities in the Escrow Account

                  (ii) If the Pledgor makes any of the first two interest payments or a portion of any such interest payments from Other Funds, the Pledgor may, after payment in full of such interest payment, direct the Trustee pursuant to a Company Order to release to the Pledgor or to another party at the direction of the Pledgor (the "Pledgor's Designee") proceeds from the Escrow Account in an amount less than or equal to the amount of Other Funds applied to such interest payment. Upon receipt by the Trustee of such Company Order and provided the Trustee has received such interest payment, if no Default or Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Trustee shall pay over to the Pledgor or the Pledgor's Designee, as the case may be, the requested amount from proceeds in the Escrow Account as soon as practicable.

            (c) If at any time the principal of and interest on the Pledged Securities exceeds 100% of the amount sufficient, in the written opinion of a nationally recognized firm of independent accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the remaining first two scheduled interest payments due on all of the outstanding Notes, the Pledgor may direct the Trustee to release any such excess amount to the Pledgor or to any Pledgor's Designee. Upon receipt of a Company Order (which shall include a certificate from such nationally recognized firm of independent accountants stating the amount by which the Pledged Securities exceed the amount required to be held in the Escrow Account), and if no Default or Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Trustee shall pay over to the Pledgor or the Pledgor's Designee, as the case may be, any such excess amount.

            (d) Upon payment in full of the first two scheduled interest payments on the Notes, and provided that (i) no Default or Event of Default (as defined in the Indenture) shall have occurred and be continuing, and (ii) the Notes shall not have become due and payable prior to the payment in full of the first two scheduled interest payments on the Notes (unless thereupon all principal, interest and premium, if any, on the Notes have been paid in full), then the security interest in the Pledged Collateral evidenced by this Pledge Agreement will automatically terminate and be of no further force and effect and the Pledged Collateral shall promptly be paid over and transferred to the Pledgor. Furthermore, upon the release of any Pledged Collateral from the Escrow Account in accordance with the terms of this Pledge Agreement, whether upon release of Pledged Collateral to Holders as payment of interest or otherwise, the security interest evidenced by this Pledge Agreement in such released Pledged Collateral will automatically terminate and be of no further force and effect.

            (e) If a Company Order as described in either Section 4(a) or 4(b) is not given at least three Business Days prior to either of the first two scheduled interest payment dates on the Notes or if any Other Funds specified in such notice have not been so delivered as required by Section 4(b), the Trustee will act pursuant to Section 4(a) above with respect to such interest payment date as if it had received a Company Order pursuant thereto for the payment in full of the interest then due from the Escrow Account.

            (f) The Trustee shall liquidate Pledged Collateral in the Escrow Account (pursuant to written instructions from Pledgor or, if no written instructions are provided, then the Trustee shall liquidate the Pledged Securities or any other Pledged Collateral in the Escrow Account in the order of their maturities, or by any other method the Trustee deems appropriate) in order to make any scheduled payment of interest unless there are sufficient available funds in the Escrow Account on such interest payment date.

            (g) Nothing contained in Section 1, Section 3, this Section 4,
Section 11 or any other provision of this Pledge Agreement shall (i) afford the Pledgor any right to issue Entitlement Orders with respect to any Security Entitlement to the Pledged Securities, the Escrow Account or any Securities Account in which any such Security Entitlement may be carried or (ii) except as otherwise specified under this Agreement (or required by applicable law) give rise to any other rights of the Pledgor with respect to the Pledged Securities, any Security Entitlement thereto, the Escrow Account or any Securities Account in which any such Security Entitlement may be carried (except as expressly provided in Sections 4(a), (b) and (c) hereof).

            SECTION 5. Representations and Warranties. The Pledgor hereby represents and warrants that, as of the date hereof:

            (a) The execution and delivery by the Pledgor of, and the performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or statute or the organization documents of the Pledgor or any material agreement or other material instrument binding upon the Pledgor or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor or any of its subsidiaries, or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Pledge Agreement; no consent, approval, authorization or order of, or qualification with, or other action by, any governmental or regulatory body or agency or any third party is required (i) for the execution, delivery or performance by the Pledgor of this Pledge Agreement, (ii) for the grant by the Pledgor of the security interest granted hereby or for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement, (iii) for the perfection and maintenance of the pledge and security interest created hereby (including the first-priority nature of such pledge and security interest, assuming compliance by the Tri-State Securities Intermediary with all obligations contained in this Pledge Agreement) or (iv) except for any such consents, approvals, authorizations or orders required to be obtained by the Trustee (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Trustee of the rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement.

            (b) Immediately before depositing the Pledged Securities into the Escrow Account, the Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien or claims of any person or entity (except for the security interests granted under this Pledge Agreement). No financing statement or other instrument similar in effect covering the Pledgor's interest in the Pledged Securities is on file in any public office, other than any financing statements filed pursuant to this Pledge Agreement.

            (c) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 11(c), Section 15.11 and Section
      15.15 hereof may be limited by applicable law.

            (d) Upon the transfer to the Trustee of the Pledged Securities and the acquisition by the Trustee of a Security Entitlement thereto in accordance with Section 3, and the compliance by the Tri-State Securities Intermediary with the provisions of this Pledge Agreement, the pledge of and grant of a security interest in the Pledged

      Collateral securing the payment of the Obligations for the benefit of the Trustee and the Holders of the Notes will constitute a valid first priority perfected security interest in such Pledged Collateral, enforceable as such against all creditors of the Pledgor (and any persons purporting to purchase any of the Pledged Collateral from the Pledgor) and all filings and actions (other than the transfer to the Trustee of the Pledged Securities) necessary or desirable to perfect and protect such security interest have been duly taken.

            (e) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor is a party or to which any of the properties of the Pledgor is subject that would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

            (f) The pledge of the Pledged Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

            (g) No Event of Default (as defined herein) exists.

            SECTION 6. Further Assurances. The Pledgor will, promptly upon request by the Trustee, execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, all in form and substance reasonably satisfactory to the Trustee, execute and deliver to the Trustee any instruments requested by the Trustee and take any other actions that are necessary or desirable, to perfect, continue the perfection of, or protect the first priority of the Trustee's security interest in and to the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons (other than any such rights, claims or interests created by or arising through the Trustee pursuant to this Pledge Agreement or the Indenture), to enable the Trustee to enforce its rights and remedies hereunder, or to effect the purposes of this Pledge Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing. The Pledgor also agrees to take all actions that are reasonably necessary to perfect or continue the perfection of, or to protect the first priority of, the Trustee's security interest in and to the Pledged Collateral, including the filing of all necessary financing and continuation statements, and to protect the Pledged Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Trustee pursuant to this Pledge Agreement or the Indenture).

            SECTION 7. Covenants. The Pledgor covenants and agrees with the Trustee and the Holders of the Notes that from and after the date of this Pledge Agreement until the payment in full in cash of the Obligations:

            (a) that (i) it will not (and will not purport to) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or its beneficial interest therein, and (ii) it will not create or permit to exist any Lien or other adverse interest in or with respect to its beneficial interest in any of the Pledged Collateral (except for the security interests granted under this Pledge Agreement) and at all times will be the sole beneficial owner of the Pledged Collateral; and

            (b) that it will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Pledged Collateral or
      (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Pledged Collateral not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to such beneficial interest.

            SECTION 8. Power of Attorney. Upon the occurrence of an Event of Default, in addition to all of the powers granted to the Trustee pursuant to the Indenture, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Trustee's discretion, to take any action and to execute any instrument that the Trustee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, the following powers: (a) collection of proceeds of any Pledged Collateral; (b) conveyance of any item of Pledged Collateral to any purchaser thereof; (c) giving of any notices or recording of any Liens under Section 6 hereof; and (d) paying or discharging taxes or Liens levied or placed upon the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Trustee in its sole reasonable discretion, such payments made by the Trustee to become part of the Obligations of the Pledgor to the Trustee, due and payable immediately upon demand. The Trustee's authority under this
Section 8 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Pledged Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Pledged Collateral, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor. Notwithstanding anything to the contrary stated herein, the Trustee has no duty or obligation to exercise any of the powers stated in this Section 8.

            SECTION 9. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Trustee and the Tri-State Securities Intermediary hereunder are being granted in order to preserve, perfect and protect the security interest of the Trustee for its benefit and the ratable benefit of the Holders of the Notes in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not impose any duties on the Trustee or the Tri-State Securities Intermediary in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Trustee accords similar property held by the Trustee for similar accounts, it being understood that the Trustee in its capacity as such shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters or (b) investing or reinvesting any of the Pledged Collateral or any loss on any investment.

            SECTION 10. Indemnity. The Pledgor shall indemnify, hold harmless and defend the Trustee and the Tri-State Securities Intermediary and their directors, officers, agents and employees from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs and reasonable legal fees and expenses and damages arising from the Trustee's or the Tri-State Securities Intermediary's performance under this Pledge Agreement, except to the extent that such claim, action, obligation, liability or expense is directly attributable to the gross negligence or wilful misconduct of such indemnified person. Notwithstanding the foregoing, each of the Trustee and the Tri-State Securities Intermediary shall have the right to defend itself with respect to any action described in the immediately preceding sentence, and the Pledgor shall pay their reasonable costs and expenses, including the costs and expenses of their attorney, except to the extent that it is determined that such action was attributable to the gross negligence or wilful misconduct of either the Trustee or the Tri-State Securities Intermediary.

            SECTION 11. Remedies Upon Event of Default. If any Event of Default under the Indenture (any such Event of Default being referred to in this Pledge Agreement as an "Event of Default") shall have occurred and be continuing:

            (a) The Trustee and the Holders of the Notes shall have, in addition to all other rights given by law or by this Pledge Agreement or the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC.

      In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Trustee, the Trustee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Trustee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Unless any of the Pledged Collateral threatens, in the reasonable judgment of the Trustee, to decline speedily in value or is or becomes of a type sold on a recognized market, the Trustee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. To the extent permitted by applicable law, any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 15.1 hereof at least 10 days before the time of the sale or disposition. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

            (b) All cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Trustee, be held by the Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Trustee pursuant to Section
      12) in whole or in part by the Trustee for the ratable benefit of the Holders of the Notes, against all or any part of the Obligations, in such order as the Trustee shall elect. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 11 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Trustee and the Holders of the Notes, that the

      Trustee and the Holders of the Notes have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

            (d) The Trustee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Obligations against the Escrow Account or any part thereof.

            SECTION 12. Expenses. The Pledgor will upon demand pay to the Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Trustee that the Trustee may incur in connection with (a) the review, negotiation and administration of this Pledge Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

            SECTION 13. Security Interest Absolute. All rights of the Trustee and the Holders of the Notes, the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Indenture, the Notes or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of, or any consent to, any departure from the Indenture;

            (c) any taking, exchange, surrender, release or non-perfection of any other collateral; or any taking, release or amendment or waiver from any guaranty for all or any of the Obligations;

            (d) any change, restructuring or termination of the corporate structure or the existence of the Pledgor; or

            (e) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement.

            SECTION 14. Tri-State Securities Intermediary's Representations, Warranties and Covenants. The Tri-State Securities Intermediary represents and warrants that it is as of the date hereof, and it agrees that for so long as it maintains the Escrow Account and acts as securities intermediary pursuant to this Pledge Agreement it shall be a "Securities Intermediary" (as defined in the UCC and in 31 C.F.R. Section 357.2) and shall be eligible to maintain, and does maintain, a Participant's Securities Account (as defined in 31 C.F.R.
Section 357.2) in the name of the Tri-State Securities Intermediary with the FRBNY (a "FRBNY Member Securities Account"). In furtherance of the foregoing, the Tri-State Securities Intermediary hereby:

            (a) represents and warrants that it is a corporation that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity hereunder and with respect to the Escrow Account;

            (b) represents and warrants that it maintains the FRBNY Member Securities Account with the FRBNY and that the United Stated Treasury securities constituting the Pledged Securities transferred to the Tri-State Securities Intermediary pursuant to Section 3(b) have been credited to the FRBNY Member Securities Account;

            (c) agrees that the Escrow Account shall be an account to which Financial Assets may be credited, and the Tri-State Securities Intermediary undertakes to treat the Trustee as the sole person entitled to exercise rights that comprise (and entitled to the benefits of) such Financial Assets, and entitled to exercise the rights of an entitlement holder and control in the manner contemplated by the UCC, and further agrees to identify the Trustee in the records of the Tri-State Securities Intermediary as the sole person having a Securities Entitlement against the Tri-State Securities Intermediary with respect to the Escrow Account and all Financial Assets credited thereto;

            (d) hereby represents that it has not granted, and covenants that so long as it acts as Tri-State Securities Intermediary hereunder it shall not grant, control (including without limitation, "control" as defined in UCC Section 9-115(1)(e)) over or with respect to any Pledged Collateral credited to the Escrow Account from time to time to any other Person other than the Trustee;

            (e) covenants that in its capacity as Tri-State Securities Intermediary hereunder and with respect to the Escrow Account, it shall not take any action inconsistent with, and represents and covenants that it is not and so long as this Pledge Agreement remains in effect will not become party to any agreement, the terms of which are inconsistent with the provisions of this Pledge Agreement;

            (f) agrees, with the other parties to this Pledge Agreement, that any item of property credited to the Escrow Account shall be treated as a Financial Asset;

            (g) agrees, with the other parties to this Pledge Agreement, so long as it serves as Tri-State Securities Intermediary pursuant to this Pledge Agreement, to maintain the Escrow Account as a Securities Account and maintain appropriate books and records in respect thereof in accordance with its usual procedures applicable to its role as Securities Intermediary;

            (h) agrees, with the other parties to this Pledge Agreement, that the Tri-State Securities Intermediary's jurisdiction, for purposes of UCC
      Section 8-110(e) and 31 C.F.R. 357.11(b) as it pertains to this Pledge Agreement, the Escrow Account and Security Entitlements relating thereto, shall be the State of New York.

            SECTION 15.  Miscellaneous Provisions.

            Section 15.1. Notices. Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

            if to the Pledgor:

                  Tri-State Outdoor Media Group, Inc.
                  3416 Highway 41 South
                  Tifton, Georgia 31794
                  Telecopier:  (912) 386-0203
                  Attention: Chief Financial Officer

                  if to the Trustee:

                  IBJ Schroder Bank & Trust Company
                  One State Street
                  New York, New York 1004
                  Fax: 212-858-2952
                  Attention: Corporate Finance Department
                  if to the Tri-State Securities Intermediary:

                  IBJ Schroder Bank & Trust Company
                  One State Street
                  New York, New York 1004
                  Fax: 212-858-2952
                  Attention: Corporate Finance Department

            Section 15.2. No Adverse Interpretation of Other Agreements. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the Indenture) may be used to interpret this Pledge Agreement.

            Section 15.3. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

            Section 15.4. Headings. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

            Section 15.5. Counterpart Originals. This Pledge Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

            Section 15.6. Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement.

            Section 15.7. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Pledge Agreement and any consent to any departure by the Pledgor from any provision of this Pledge Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture, and neither the Trustee nor any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default (as defined herein) or in any breach of any of the terms and conditions hereof. Consistent with the foregoing, this Pledge Agreement may be amended, its provisions may be waived and departures from its provisions may be consented to by action of the Pledgor and the Trustee, and (if applicable) the Holders of the Notes, as provided in the Indenture, and no such amendment, waiver or consent shall require any action or approval by the Initial Purchasers. Failure of the Trustee or any Holder of Notes to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Holder of Notes of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee or such Holder of Notes would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            Section 15.8. Interpretation of Agreement. All terms not defined herein or in the Indenture shall have the meaning set forth in the UCC or 31 C.F.R. 357.2, except where the context otherwise requires. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

            Section 15.9. Continuing Security Interest; Termination. (a) This Pledge Agreement shall create a continuing security interest in and to the Pledged Collateral and shall, unless otherwise provided in this Pledge Agreement, remain in full force and effect until the payment in full in cash of the Obligations. This Pledge Agreement shall be binding upon the Pledgor, its transferees, successors and assigns, and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders of the Notes and their respective successors, transferees and assigns.

            (b) This Pledge Agreement (other than the Pledgor's obligations under Sections 10 and 12) shall terminate upon the payment in full in cash of the Obligations or if the Company shall become obligated under the Indenture to redeem all of the outstanding Notes and such Notes shall have been redeemed or upon the release of the Pledged Collateral pursuant to the provisions of paragraph 4(d). At such time, the Trustee shall, pursuant to a Company Order, reassign and redeliver to the Pledgor all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms of this Pledge Agreement and the Indenture and take all actions that are necessary to release the security interest created by this Pledge Agreement in and to the Pledged Collateral, including the execution and delivery of all termination statements necessary to terminate any financing or continuation statements filed with respect to the Pledged Collateral. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee in its capacity as such, except as to the absence of any Liens on the Pledged Collateral created by or arising through the Trustee, and shall be at the reasonable expense of the Pledgor.

            Section 15.10. Survival of Representations and Covenants. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement.

            Section 15.11. Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

            Section 15.12. Authority of the Trustee and the Tri-State Securities Intermediary. (a) The Trustee and the Tri-State Securities Intermediary shall have the right to exercise all powers hereunder that are specifically granted to the Trustee and the Tri-State Securities Intermediary, respectively, by the terms hereof, together with such powers as are reasonably incident hereto. Each of the Trustee and the Tri-State Securities Intermediary may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement or the Indenture, none of the Trustee, the Tri-State Securities Intermediary or any director, officer, employee, attorney or agent of the Trustee or the Tri-State Securities Intermediary shall be liable to the Pledgor for any action taken or omitted to be taken by the Trustee or the Tri-State Securities Intermediary, in its capacity as Trustee or the Tri-State Securities Intermediary, hereunder, except for its own gross negligence or willful misconduct, and neither the Trustee nor the Tri-State Securities Intermediary shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. Each of the Trustee and the Tri-State Securities Intermediary and their directors, officers, employees, attorneys and agents may conclusively rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

            (b) The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Pledge Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Trustee and the Holders of the Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

            (c) The Trustee and the Tri-State Securities Intermediary undertake to perform such duties and only such duties as are specifically set forth in this Pledge Agreement, and no implied covenants or obligations shall be read into this Pledge Agreement against the Trustee or the Tri-State Securities Intermediary.

            (d) No provision of this Pledge Agreement shall require the Trustee or the Tri-State Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights and powers.

            (e) The Trustee and the Tri-State Securities Intermediary may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (f) The Trustee and the Tri-State Securities Intermediary may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee and the Tri-State Securities Intermediary shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 15.13. Final Expression. This Pledge Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

            Section 15.14. Rights of Holders of the Notes. No Holder of Notes shall have any independent rights hereunder other than those rights granted to individual Holders of the Notes pursuant to Section 508 of the Indenture; provided that nothing in this subsection shall limit any rights granted to the Trustee under the Notes or the Indenture.

            Section 15.15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES. (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE TRUSTEE AND THE HOLDERS OF THE NOTES IN CONNECTION WITH THIS PLEDGE AGREEMENT AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, THE MATTERS IDENTIFIED IN 31 C.F.R.

PART 357, 61 FED. REG. 43626 (AUG. 23, 1996) SHALL BE GOVERNED SOLELY BY THE LAWS SPECIFIED THEREIN.

            (b) THE PLEDGOR HEREBY APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT AND FOR ACTIONS BROUGHT UNDER U.S. FEDERAL OR STATE SECURITIES LAWS BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK AND AGREES TO SUBMIT TO THE JURISDICTION OF ANY SUCH COURT.

            (c) THE PLEDGOR AGREES THAT THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR THE PLEDGED COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE PLEDGED COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE TRUSTEE TO REALIZE ON SUCH PLEDGED COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SET OFFS OR CROSSCLAIMS IN ANY PROCEEDING BROUGHT BY THE TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SET OFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN THE CITY OF NEW YORK ONCE THE TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

            (d) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER OF NOTES NOR (EXCEPT AS OTHERWISE PROVIDED IN THIS PLEDGE AGREEMENT OR THE INDENTURE) THE TRUSTEE NOR THE TRI-STATE SECURITIES INTERMEDIARY SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS PLEDGE AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED

BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE TRUSTEE, THE TRI-STATE SECURITIES INTERMEDIARY OR SUCH HOLDER OF NOTES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE TRUSTEE, THE TRI-STATE SECURITIES INTERMEDIARY OR SUCH HOLDERS OF NOTES, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER PERTAINING TO THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT ENTERED IN FAVOR OF THE TRUSTEE OR ANY HOLDER OF NOTES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR ON THE ONE HAND AND THE TRUSTEE AND/OR THE HOLDERS OF THE NOTES ON THE OTHER HAND.

             [The remainder of this page left intentionally blank.]

            IN WITNESS WHEREOF, the Pledgor, the Trustee and the Tri-State Securities Intermediary have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    Pledgor:

                                    TRI-STATE OUTDOOR MEDIA GROUP, INC.


                                    By: /s/ Sheldon G. Hurst
                                        ____________________________________
                                        Name:  Sheldon G. Hurst
                                        Title: President
                                               Chief Executive Officer


                                    Trustee:

                                    IBJ SCHRODER BANK & TRUST COMPANY



                                    By: /s/ Terence Rawlins
                                        ____________________________________
                                        Name:  Terence Rawlins
                                        Title: Assistant Vice President



                                    Tri-State Securities Intermediary:

                                    IBJ SCHRODER BANK & TRUST COMPANY



                                    By: /s/ Terence Rawlins
                                        ____________________________________
                                        Name:  Terence Rawlins
                                        Title: Assistant Vice President

                              OFFICERS' CERTIFICATE


            Pursuant to Section 3(f) of the Pledge Agreement (the "Pledge Agreement") dated as of May 15, 1998 between Tri-State Outdoor Media Group, Inc. (the "Pledgor") and IBJ Schroder Bank & Trust Company, trustee (the "Trustee") for the holders of the 11% Senior Notes due 2008 (the "Notes") of the Pledgor, and IBJ Schroder Bank & Trust Company, as securities intermediary (the "Tri-State Securities Intermediary"), the undersigned officer of the Trustee, on behalf of the Trustee, and the undersigned officer of the Tri-State Securities Intermediary, on behalf of the Tri-State Securities Intermediary, make the following certifications to the Pledgor and the initial purchasers of the Notes. Capitalized terms used and not defined in this Certificate have the meanings set forth or referred to in the Pledge Agreement.

            1. Substantially contemporaneously with the execution and delivery of this Certificate, the Trustee has established with the Tri-State Securities Intermediary, as Securities Intermediary, the Escrow Account in the name of the Trustee and for the benefit of the Trustee and the Holders of the Notes. The Tri-State Securities Intermediary has acquired a Security Entitlement to the United States Treasury securities identified in Exhibit A to this Certificate (the "Pledged Securities") from the FRBNY and holds a Security Entitlement thereto in the FRBNY Member Security Account. The Tri-State Securities Intermediary has made appropriate book entries in its records establishing that the Pledged Securities and the Trustee's Securities Entitlement thereto have been credited to and are held in the Escrow Account for the benefit of the Trustee and the ratable benefit of the Holders of the Notes.

            2. The Trustee has established and maintained and will maintain the Escrow Account with the Tri-State Securities Intermediary and all Securities Entitlements and other positions carried in the Escrow Account solely in its capacity as Trustee, and the Trustee and the Tri-State Securities Intermediary have not asserted and will not assert any claim to or interest in the Escrow Account or any such Securities Entitlements or other positions except in such capacity.

            3. The Trustee and the Tri-State Securities Intermediary have acquired their Security Entitlements to the Pledged Securities for value and without notice of any adverse claim thereto. Without limiting the generality of the foregoing, the Pledged Securities are not and the Tri-State Securities Intermediary's and the Trustee's Security Entitlements to the Pledged Securities are not, to their knowledge, subject to any Lien granted by either of them in favor of any Securities Intermediary (including, without limitation, the FRBNY) through which the Trustee derives its Security Entitlement to the Pledged Securities.

            4. Neither the Tri-State Securities Intermediary nor the Trustee has caused or permitted the Pledged Securities or any Security Entitlement thereto to become subject to any Lien created by or arising through either of the Trustee or the Tri-State Securities Intermediary.

            IN WITNESS WHEREOF, the undersigned officers have executed this Certificate on behalf of the Trustee and the Tri-State Securities Intermediary, respectively, this 20th day of May, 1998.


                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                          as Trustee


                                    By: /s/ Terence Rawlins
                                        ______________________________
                                        Name:  Terence Rawlins
                                        Title: AVP



                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                          as Tri-State Securities Intermediary


                                    By: /s/ Terence Rawlins
                                        ______________________________
                                        Name:  Terence Rawlins
                                        Title: AVP

                                    EXHIBIT A

                               PLEDGED SECURITIES


                     Schedule of U.S. Government Obligations
                       Pledged under the Pledge Agreement


                                    Principal
    Security        CUSIP No.         Amount        Maturity            Cost at Closing
    --------        ---------       ----------      --------            ---------------
United States      912820AQ0C       $5,348,000      November 15,1998       $5,209,647.24
Treasury Strip
Coupon

United States      912820AS6C       $5,500,000      May 15, 1999           $5,210,150.00
Treasury Strip
Coupon

                                                                       EXHIBIT B


                            ACCOUNTANT'S CERTIFICATE

                          RIDER TO THE PLEDGE AGREEMENT

                                   Schedule II

PLEDGED SECURITIES         YIELD    MATURITY  PURCHASE PRICE  ACCRUED       CASH FLOW        TOTAL           INTEREST        NET
                                    DATE                      INTEREST                       AVAILABLE       PAYMENT         CASH
                                                              (1)                            (2)             (3)             FLOW
                                                                                                                             (4)
------------------------------------------------------------------------------------------------------------------------------------
US Treasury Notes Strip    5.463%   11/15/98  $5,209,647.24   $138,352.76   $ 5,348,000.00   $5,348,000.00  $ 5,347,222.22   $777.78
Coupons
US Treasury Strip Coupons  5.642%   5/15/99   $5,210,150.00   $289,850.00   $ 5,500,000.00   $5,500,777.78  $ 5,500,000.00   $777.78
                                                                            $10,848,000.00                  $10,847,222.22
                                                                             --------------                  --------------

(1) Coupon interest is calculated assuming a 180-day semi-annual period and a 360-day year.

(2) Total Available for each period is equal to the Cash Flow for the period plus Net Cash Flow from the previous period.

(3)   See Schedule I attached hereto

(4) Net Cash Flow for each period is equal to Total Available for the period less the Interest Payment for each period.